POWER OF ATTORNEY

	KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Cigna
Corporation, a Delaware corporation ("Cigna"), hereby makes, designates, constitutes and appoints NICOLE S. JONES, DANTHU THI PHAN,  and AMY RHOADES, each acting individually, as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in the undersigned's capacity as a director of Cigna for and in the name, place and stead of the undersigned to execute and deliver:

(A)		in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934,
both as amended, of:

(i) Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934, Forms 144 in accordance with Rule 144 promulgated under the Securities Act of 1933 and any and all other documents related thereto (including, but not limited to, Seller's Representation Letters) and to take further action as they, or any of them, deem appropriate in connection with the foregoing;

(ii) any of Cigna's Annual Reports on Form 10-K, including any and all exhibits, schedules, supplements, and supporting documents thereto;

(iii) any and all registration statements pertaining to employee benefit or director compensation plans of Cigna or its subsidiaries, and all amendments thereto, including, without limitation, amendments to Cigna's registration statements on Form S-8 (including Registration Numbers 333-166583, 333-163899, 33-51791, 33-60053, 333-31903, 333-64207, 333-107839, 333-129395, and 333-147994
  and amendments to future registration statements on Form S-8); and

(iv) all amendments to Cigna's registration statements on Form S-3 (including Registration Number 333-161227 and amendments to future registration statements on Form S-8).

(B)		in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of Cigna, of whatever class or series, offered, sold, issued, distributed, placed or resold by Cigna, any of its subsidiaries, or any other person or entity.

	Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate in connection with the foregoing.  The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations.

	The undersigned hereby ratifies, confirms, and adopts, as his or her own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.  This Power of Attorney shall remain in full force and effect until: (i) with respect to Annual Reports on Form 10-K and registration statements, the undersigned is no longer serving as a member of the
  Board of Directors of Cigna and (ii) with respect to Forms 3, 4, 5 and 144, the undersigned no longer has responsibilities relating to Section 16 of the
Securities Exchange Act of 1934 or Rule 144 promulgated under the Securities Act of 1933 with respect to the undersigned's beneficial ownership of securities of Cigna, unless earlier revoked by the undersigned in a signed writing to each such attorney in fact.

	IN WITNESS WHEREOF, the undersigned has executed this document as of the 24th day of October, 2012.



     /s/ Jane E. Henney
Signature


Jane E. Henney, M.D.
Print Name